UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 22, 2003

Hard Rock Hotel, Inc.

(Exact name of registrant as specified in its charter)

Nevada		88-0306263
(State or other jurisdiction of		(I.R.S. Employer
incorporation or organization)		Identification No.)

4455 Paradise Road, Las Vegas, Nevada	333-53211	89109
(Address of principal executive offices)	(Commission	(Zip Code)
File Number)

(702) 693-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Item 7.                       Financial Statements and Exhibits.

(c)                                  Exhibits — The following exhibits are filed with this document:

99.1       Press release of Hard Rock Hotel, Inc., issued April 22, 2003, reporting results of operations for the quarter ended March 31, 2003.

Item 12.             Results of Operations and Financial Condition.

On April 22, 2003, Hard Rock Hotel, Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2003.  A copy of Hard Rock Hotel, Inc.’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARD ROCK HOTEL, INC.

Date: April 28, 2003
	By:	/s/ James D. Bowen
James D. Bowen, Chief Financial Officer/
Treasurer and Vice President

EXHIBIT INDEX

Exhibit Designation                                                                             Nature of Exhibit

99.1                                                                         Press release, dated April 22, 2003, issued by Hard Rock Hotel, Inc.